Exhibit 10.7

FIRST AMENDMENT TO OMNIBUS PURCHASE AND SALE AND FORMATION TRANSACTIONS

AGREEMENT

This First Amendment to Omnibus Purchase and Sale Agreement and Formation Transactions (this “Amendment”) is entered into as of June 18, 2010 by and between (A) the entities identified on Schedule 1 attached hereto (each an “Seller” and, collectively, the “Sellers”), (B) Columbia Sussex Corporation, a Kentucky corporation (“CSC” and, collectively with the Sellers, the “CSC Parties” or the “Seller Parties”) and (C) Clearview Hotel Operating Partnership, a Delaware limited partnership (“Purchaser”).

RECITALS

A.	Purchaser and the Seller Parties entered into that certain Omnibus Purchase and Sale and Formation Transactions Agreement dated as of May 11, 2010 (the “Purchase Agreement”).

B.	Purchaser and the Seller Parties desire to amend the Purchase Agreement in certain respects.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller Parties hereby agree as follows:

1.	Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Purchase Agreement.

2.	Excess Equity Raise. The definition of Excess Equity Raise contained in Section 1.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Excess Equity Raise” means the amount, if any, by which (A) the sum of (i) the first $376.7 million of gross proceeds from the issuance of the shares of REIT Common Stock pursuant to the IPO, plus (ii) the net proceeds, if any, from the issuance of REIT Common Stock pursuant to the IPO in excess of the first $376.7 million in gross proceeds (i.e., gross proceeds in excess of $376.7 million less the underwriting discount payable with respect to such excess gross proceeds), excluding, in the case of both clauses (i) and (ii), any proceeds resulting from the sale of REIT Common Stock pursuant to an exercise of the over-allotment option, exceeds (B) the sum of (i) $376.7 million, plus (ii) the amount, if any, by which Transaction Costs (excluding the underwriting discount payable with respect to such excess gross proceeds) exceed $28.0 million.

3.	Columbus West Marriott. Pursuant to Section 2.5 of the Purchase Agreement, Purchaser has previously elected to cause CSC to cause its Affiliate to sell to Purchaser (or Purchaser’s designee) the Columbus Property in lieu of acquiring the Knoxville Property and the Purchaser and the Seller Parties hereby acknowledge that the amendments to the Purchase Agreement outlined in Section 2.5 with respect to such substitution are hereby incorporated into this Amendment.

4.	Adjustment Due to Casualty or Condemnation of Sale of a Hotel in 2011. Section 3.6 of Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“3.6 Adjustment Due to Casualty or Condemnation or Sale of a Hotel in 2011 In the event (i) any Hotel sustains a Material Casualty or Material Condemnation (either, a “Material Loss”), at any time during calendar year 2010 or calendar year 2011 or (ii) Purchaser sells a Hotel in 2011, then in either event CSC may elect, in accordance with Section 3.6(f) below, to adjust the calculation of the 2010 Earnout Threshold and/or 2011 Earnout Threshold, as applicable, and EBITDA used in determining whether those thresholds are met, in accordance with this Section 3.6.

(a) If the Material Loss occurs in calendar year 2010, the 2010 Earnout Threshold shall be reduced by an amount equal to the 2010 Earnout Threshold multiplied by (i) a fraction, the numerator of which is amount of the Aggregate Purchase Price allocated to the Affected Hotel, and the denominator of which is the Aggregate Purchase Price (the “Affected Hotel Percentage”); multiplied further by (ii) a fraction, the numerator of which is the number of days remaining in calendar year 2010 following the month-end immediately preceding the Material Loss, and the denominator of which is 365.

(b) If a Material Loss or the sale of a Hotel occurs in calendar year 2011, the 2011 Earnout Threshold shall be reduced by an amount equal to the 2011 Earnout Threshold multiplied by (i) the Affected Hotel Percentage; multiplied further by (ii) a fraction, the numerator of which is the number of days remaining in calendar year 2011 following the month-end immediately preceding the Material Loss or the sale, and the denominator of which is 365.

(c) If a Material Loss occurs in calendar year 2010 and continues to adversely impact the operation of the Affected Hotel in 2011, the 2011 Earnout Threshold shall be reduced by an amount equal to the 2011 Earnout Threshold multiplied by the Affected Hotel Percentage.

(d) If CSC elects to adjust the 2010 Earnout Threshold and/or 2011 Earnout Threshold, as set forth above, calendar year 2010 EBITDA and/or calendar year 2011 EBITDA, as applicable, (i) shall exclude all net income or earnings from the Affected Hotel from and after the month-end immediately preceding the Material Loss or sale and (ii) shall be reduced in the case of a Material Loss, without duplication, by the sum of (x) any insurance deductibles and (y) costs incurred repairing any uninsured casualty.

(e) If there occurs a sale at a Hotel in calendar year 2011, CSC shall have the additional option to reduce the 2011 Earnings Threshold by an amount equal to the 2011 Earnout Threshold multiplied by the Affected Hotel Percentage and to subtract all EBITDA for 2011 for the Hotel that is sold from the calculation of EBITDA made to determine whether the 2011 Earnout Threshold has been met.

(f) In order to elect the adjustments set forth in this Section 3.6, CSC shall deliver to Purchaser written notice of such election and the calculation of the 2010 Earnout Threshold or 2011 Earnout Threshold, as applicable, within thirty (30) days following the Material Loss or the sale, as applicable. The failure of CSC to give written notice of an election in connection with a Material Loss shall be deemed an election not to adjust the calculation of the 2010 Earnout Threshold and/or 2011 Earnout Threshold and EBITDA and the failure of CSC to give written notice of an election in connection with a sale shall be deemed an election to reduce the 2011 Earnout Threshold pursuant to the provisions of Section 3.6(e).”

5.	IPO Matters.

(a) Amendment to 5.5(a): The second paragraph of Section 5.5(a) of the Purchase Agreement is hereby amended by adding the clause “closing of” before the clause “any subsequent over allotment option” in both places where such clause appears in the last sentence of the second paragraph.

(b) JW Marriott, New Orleans. Notwithstanding the provisions of Section 5.5(b) of the Purchase Agreement, CSC consents to a cash component of the purchase price for the Additional Property, provided such cash component does not exceed Twenty Eight Million Two Hundred Thousand Dollars ($28,200,000).

6.	Hotel Management Agreement. The form of Hotel Management Agreement attached as Exhibit C to the Purchase Agreement is hereby deleted and replaced with the form of Hotel Management Agreement attached as Exhibit A to this Amendment.

7.	Strategic Alliance Agreement. The form of Strategic Alliance Agreement attached as Exhibit D to the Purchase Agreement is hereby deleted and replaced with the form of Strategic Alliance Agreement attached as Exhibit B to this Amendment.

8.	Schedules. Schedule 4 and Schedule 7.2 of the Purchase Agreement are hereby deleted and replaced with the Schedule 4 and Schedule 7.2, respectively, attached to this Amendment.

9.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both Purchaser and Seller are not signatory to the same counterpart. Facsimile signatures shall be deemed an original.

10.	No Further Modification. Except as expressly amended hereby, all terms and provisions of the Purchase Agreement shall remain in full force and effect.

[Purchaser’s Signature Page to Amendment]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment on the day and year written above.

PURCHASER:

CLEARVIEW HOTELS OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership
By:	Clearview Hotel Trust, Inc., its general partner

By:	/s/ Jon D. Kline
Name:	Jon D. Kline
Title:	Chief Executive Officer and President

[Seller’s Signature Page to Amendment]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment on the day and year written above.

SELLERS:

CP EL PASO, LTD., a Kentucky limited partnership

By:	El Paso GP, LLC, an Ohio limited liability company
Its:	General Partner

	By:	/s/ Derek J. Haught
	Name:	Derek J. Haught
	Title:	VP of Finance

CW HOTEL LIMITED PARTNERSHIP, an Ohio limited partnership
By:	CW Hotels GP, LLC, an Ohio limited liability company
Its:	General Partner

	By:	/s/ Derek J. Haught
	Name:	Derek J. Haught
	Title:	VP of Finance

COLUMBIA PROPERTIES ROCHESTER, LTD., a Kentucky limited partnership
By:	Rochester GP, LLC, a Kentucky limited liability company
Its:	General Partner

	By:	/s/ Derek J. Haught
	Name:	Derek J. Haught
	Title:	VP of Finance

[Seller Parties’ Signature Page to Amendment (2/4)]

COLUMBIA PROPERTIES ANCHORAGE, L.P., an Ohio limited partnership

By:	CP Anchorage GP, LLC, an Ohio limited liability company
Its:	General Partner

	By:	/s/ Derek J. Haught
	Name:	Derek J. Haught
	Title:	VP of Finance

COLUMBIA PROPERTIES ALABAMA, LLC, a Delaware limited liability company

By:	Columbia Sussex Corporation, a Kentucky corporation
Its:	Manager

	By:	/s/ Derek J. Haught
	Name:	Derek J. Haught
	Title:	VP of Finance

COLUMBIA PROPERTIES PHILADELPHIA, LLC, a Delaware limited liability company

By:	Columbia Sussex Corporation, a Kentucky corporation
Its:	Manager

	By:	/s/ Derek J. Haught
	Name:	Derek J. Haught
	Title:	VP of Finance

COLUMBIA EAST LANSING HOTEL, INC., a
Kentucky corporation

By:	/s/ Derek J. Haught
Name:	Derek J. Haught
Title:	VP of Finance

[Seller Parties’ Signature Page to Amendment (3/4)]

COLUMBIA PROPERTIES GREENSBORO, LTD., a Kentucky limited partnership

By:	CP Greensboro GP, LLC, a Delaware limited
partnership
Its:	General Partner

	By:	/s/ Derek J. Haught
	Name:	Derek J. Haught
	Title:	VP of Finance

CP MESA, LTD., a Kentucky limited partnership

By:	Mesa General, LLC, an Ohio limited liability company
Its:	General Partner

	By:	/s/ Derek J. Haught
	Name:	Derek J. Haught
	Title:	VP of Finance

COLUMBIA PROPERTIES HARRISBURG, LLC, a Delaware limited liability company

By:	Columbia Sussex Corporation, a Kentucky corporation
Its:	Manager

	By:	/s/ Derek J. Haught
	Name:	Derek J. Haught
	Title:	VP of Finance

CP JACKSON, LLC, a Delaware limited liability company

By:	Columbia Sussex Corporation, a Kentucky corporation
Its:	Manager

	By:	/s/ Derek J. Haught
	Name:	Derek J. Haught
	Title:	VP of Finance

[Seller Parties’ Signature Page to Purchase Amendment (4/4)]

COLUMBIA PROPERTIES COLUMBUS, LLC, a
Delaware limited liability company

By:	Columbia Sussex Corporation, a Kentucky corporation
Its:	Manager

	By:	/s/ Derek J. Haught
	Name:	Derek J. Haught
	Title:	VP of Finance

COLUMBIA PROPERTIES WESTSHORE, LLC, a Delaware limited liability company

By:	Columbia Sussex Corporation
Its:	Manager

	By:	/s/ Derek J. Haught
	Name:	Derek J. Haught
	Title:	VP of Finance

COLUMBIA PROPERTIES ALBUQUERQUE, LLC, a Delaware limited liability company

By:	Columbia Sussex Corporation, a Kentucky corporation
Its:	Manager

	By:	/s/ Derek J. Haught
	Name:	Derek J. Haught
	Title:	VP of Finance

CSC:

COLUMBIA SUSSEX CORPORATION, a Kentucky corporation

By:	/s/ Derek J. Haught
Name:	Derek J. Haught
Title:	VP of Finance

SCHEDULE 1

LIST OF SELLERS

CP El Paso, Ltd.

CW Hotel Limited Partnership

Columbia Properties Rochester, Ltd

Columbia Properties Anchorage, L.P.

Columbia Properties Alabama, LLC

Columbia Properties Philadelphia, LLC

Columbia East Lansing Hotel, Inc.

Columbia Properties Greensboro, Ltd.

CP Mesa, Ltd.

Columbia Properties Harrisburg, LLC

CP Jackson, LLC

Columbia Properties Columbus, LLC

Columbia Properties Westshore, LLC

Columbia Properties Albuquerque, LLC

SCHEDULE 4

Purchase Price Allocation by Hotel

CVW - Purchase Price Allocation

#	City	Rooms	Purchase Price
1	Santa Monica	175	$45,000
2	El Paso MAR	296	$45,000
3	Birmingham	298	$18,000
4	Anchorage	392	$86,000
5	Albuquerque	411	$50,000
6	Rochester	250	$29,000
7	El Paso CY	90	$14,000
8	Greensboro	280	$36,000
9	Columbus	150	$12,000
10	East Lansing	181	$25,000
11	Jackson	303	$34,000
12	Philadelphia	349	$42,000
13	Tampa	310	$41,000
14	Harrisburg	128	$17,200
	Total		$494,200

SCHEDULE 7.2

Approved CSC Costs

[To be finalized by the parties within 15 business days]

EXHIBIT A

Form of Hotel Management Agreement

[Intentionally Omitted]

EXHIBIT B

Form of Strategic Alliance Agreement

[Intentionally Omitted]